Exhibit 99.1


                         Alternative Loan Trust 2005-61
                       Mortgage Pass-Through Certificates,
                                 Series 2005-61






                               Marketing Materials




                                 $[345,935,000]
                   (Approximate, subject to +/- 10% Variance)
                                     Group 1


                                   CWALT, Inc.
                                    Depositor

                             Countrywide Home Loans
                                    (Seller)

                       Countrywide Home Loans Servicing LP
                                (Master Servicer)



                                      ABX

ABX                                                 Computational Materials for
                                                 Alternative Loan Trust 2005-61
-------------------------------------------------------------------------------




                       COMPUTATIONAL MATERIALS DISCLAIMER

The analysis in this report is based on information provided by Countrywide Home Loans, Inc. (the "Seller"). Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement. Investors are urged to read the Prospectus and the Prospectus Supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by UBS in reliance upon information furnished by the Seller. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. Neither UBS nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the Certificates (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY UBS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. UBS IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.









 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s).
The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein regarding the underlying assets supersedes information contained in any prior materials regarding the underlying assets. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


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ABX                                                                                                    Computational Materials for
                                                                                                    Alternative Loan Trust 2005-61
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Term Sheet
                                                                                                  Date Prepared: October 18, 2005


                                         Alternative Loan Trust 2005-61
                               Mortgage Pass-Through Certificates, Series 2005-61

                             $345,935,000 (Approximate, Subject to +/- 10% Variance)

                                          Publicly Offered Certificates
                                   Adjustable Rate Residential Mortgage Loans

===================================================================================================================================
                                                                                               Expected
                                                                                               --------
                                                                                               Principal
                                                                                               ---------
             Principal                                                       WAL (Yrs)         Window(1)
             ---------                                                       ---------         ---------                      (1)
            Amount ($)                                                         Call/           Start - Call -           Expected
            ----------                                      Interest           -----           ---------------          --------
  Class      (Approx)        Certificate Type               Rate (2)       Maturity (1)        Maturity                 Ratings (3)
  -----      --------        -----------------          ------------      -------------        -----------              -----------
   A-1     275,608,000        FLT / SUPER SEN          LIBOR + [ ]%       3.06 / 3.31       11/05 - 12/13 - 04/23        AAA/Aaa
   A-2     137,804,000     FLT / SUPER SEN MEZZ                           Not Offered Hereby
   A-3      45,934,000        FLT / SEN MEZZ           LIBOR + [ ]%       3.06 / 3.31       11/05 - 12/13 - 04/23        AAA/Aaa
   M-1      13,798,000          FLT / MEZZ                                Not Offered Hereby
   M-2       6,160,000          FLT / MEZZ             LIBOR + [ ]%       5.90 / 6.23       03/09 - 12/13 - 09/16       AA/Aa2
   M-3      10,349,000          FLT / MEZZ             LIBOR + [ ]%       5.89 / 6.08       03/09 - 12/13 - 12/15        A/A2
   M-4       5,913,000          FLT / MEZZ             LIBOR + [ ]%       5.72 / 5.72       03/09 - 12/13 - 02/14      BBB/Baa2
   M-5       1,971,000          FLT / MEZZ             LIBOR + [ ]%       5.33 / 5.33       03/09 - 02/12 - 02/12      BBB-/Baa3
   M-6       2,564,000          FLT / MEZZ                                Not Offered Hereby
===================================================================================================================================

(1)  The WAL and Payment Window for the Class A-1, Class A-2, Class A-3 and Class M Certificates are shown to the Optional
     Termination date and to maturity at the Pricing Prepayment Speed.

(2)  For each Distribution Date, the Certificate Interest Rate for the Class A-1, Class A-2 and Class A-3 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 2 after the Optional Termination date) and (ii) the Net Funds Cap. For each Distribution Date, the Certificate Interest Rate for the
     Class M Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the Optional Termination date), and (ii) the Net Funds Cap.

(3)  Ratings from S&P/Moody's.

















 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s). The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc.
  This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
   "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the
  Securities and Exchange Commission, because they contain important information. The information herein regarding the underlying assets supersedes information contained in any prior materials regarding the underlying assets. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.
The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.






ABX                                                                                                    Computational Materials for
                                                                                                    Alternative Loan Trust 2005-61
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
Depositor:                 CWALT, Inc.

Lead Underwriter:          UBS Securities LLC

Seller:                    Countrywide Home Loans, Inc.

Master Servicer:           Countrywide Home Loans Servicing, LP.

Trustee:                   The Bank of New York

Cut-off Date:              October 1st, 2005.

Closing Date:              October 27th, 2005.

Distribution Date:         The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in November 2005.

Senior Certificates:       The Class A-1, Class A-2, Class A-3 and Class A-R Certificates.

Offered Certificates:      The Class A-1, Class A-3, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates.

Non-offered Certificates:  The Class A-2, Class M-1 and Class M-6 Certificates.

Subordinate Certificates:  The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates.

Retained Certificates:     The Class C Certificates.

Interest Accrual Period:   The interest accrual period with respect to the Certificates for a given Distribution
                           Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such
                           Distribution Date (on an Actual/360 basis).

Registration:              The Offered Certificates (other than the Class A-R Certificates) will be made available in book-entry form through DTC.

Federal Tax Treatment:     The Trust will be established as one or more REMICs for federal income tax purposes.

ERISA Eligibility:         The Senior Certificates (other than the Class A-R Certificates), Class M-1, Class M-2,
                           Class M-3, Class M-4, Class M-5 [and the Class M-6] Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as
                           amended, subject to certain considerations.

SMMEA Treatment:           The Senior Certificates and Class M-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA. The remaining Certificates will not constitute
                           "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The Master Servicer may, at its option, purchase all but not less than all of the Mortgage
                           Loans in the trust on any Distribution Date on or after the first date on which the current aggregate scheduled principal balance, as of that date of determination, is 10% or less than the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment
Speed:                     The Offered Certificates will be priced to a prepayment speed of 25% CPR.



 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s). The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc.
  This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
   "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the
  Securities and Exchange Commission, because they contain important information. The information herein regarding the underlying assets supersedes information contained in any prior materials regarding the underlying assets. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.
The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.




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


ABX                                                                                                    Computational Materials for
                                                                                                    Alternative Loan Trust 2005-61
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
Mortgage Loans:            The Mortgage Loans consist of adjustable rate, negative amortization first lien residential mortgage loans with original terms to maturity of not more than 30 years. The
                           Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (up to three months after origination) based upon an index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the
                           "MTA"). The interest rate for each Mortgage Loan adjusts monthly to equal the sum of MTA and the related gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

                           For each of the Mortgage Loans, the related borrower must make a minimum monthly payment which is subject to adjustment on a date specified in the related mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50%
                           of the last minimum monthly payment, (ii) as of the fifth payment adjustment date of the first due date and on the same day every five years thereafter as well as the final payment adjustment date, the minimum monthly payment will be recast without regard to the limitation in clause (i) above to amortize fully the then unpaid principal balance over the remaining term to maturity and (iii) if the unpaid principal balance exceeds a percentage
                           (in each case, not greater than 115%) of the original principal balance due to Deferred
                           Interest (the "Negative Amortization Limit"), the minimum monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                           Negative amortization on a Mortgage Loan will occur if the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of any
                           Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

                           On the Closing Date the aggregate principal balance of the Mortgage Loans as of the Cut-off
                           Date was approximately $502,866,592.

Credit Enhancement:        Senior/subordinate, overcollateralization structure. Within the Class M Certificates, each class of certificates will have a higher payment priority than those classes of certificates, if any, with the same alphabetical designation and a higher numerical designation. The credit enhancement information shown below is approximate and subject to
                           +/- 0.50% variance and includes the initial Overcollateralization Amount equal to [0.55]%.

                                          Class of Certificates                Initial Credit Enhancement
                                                                                        Percentage
                                          ======================================================================
                                          Class A-1                                      [45.19]%
                                          Class A-2                                      [17.79]%
                                          Class A-3                                       [8.65]%
                                          Class M-1                                       [5.91]%
                                          Class M-2                                       [4.69]%
                                          Class M-3                                       [2.63]%
                                          Class M-4                                       [1.45]%
                                          Class M-5                                       [1.06]%
                                          Class M-6                                       [0.55]%


Overcollateralization      The Overcollateralization Amount with respect to any Distribution Date is the excess,
Amount:                    if any, of (a) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to principal prepayments in the related due period) over (b) the sum of the aggregate Certificate Principal Balance of the Class A-1,
                           Class A-2, Class A-3 Certificates and



 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s). The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc.
  This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
   "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the
  Securities and Exchange Commission, because they contain important information. The information herein regarding the underlying assets supersedes information contained in any prior materials regarding the underlying assets. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.
The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.






ABX                                                                                                    Computational Materials for
                                                                                                    Alternative Loan Trust 2005-61
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
                           Class M Certificates, after taking into account the distribution of principal on such Distribution
                           Date.

Overcollateralization      With respect to any Distribution Date, (i) prior to the Stepdown Date, an amount equal to [0.55]% of
Target Amount:             the aggregate principal balance of the Mortgage Loans as of the Closing Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) (a) on any
                           Distribution Date on and after the Distribution Date in November 2008 but prior to the
                           Distribution Date in November 2011 [1.375]% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related due period (b) on the Distribution Date in November 2011 and thereafter [1.10]% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related due period and (y) approximately [0.50]% of the aggregate principal balance of the Mortgage
                           Loans as of the Closing Date or (iii) if a Trigger Event is in effect, the
                           Overcollateralization Target Amount for the immediately preceding Distribution Date. The
                           Overcollateralization Target Amount for the Certificates is expected to be fully funded on the Closing Date.

Overcollateralization
Reduction Amount:          For any  Distribution  Date, the lesser of (A) the principal  remittance  amount on such
                           Distribution Date and (B) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date (after taking into account the distribution of the principal remittance amount) over (ii) the Overcollateralization Target Amount for such Distribution
                           Date.

Class A Principal
Distribution Amount:       The Class A Principal Distribution Amount is an amount equal to the excess of (x) the
                           Certificate Principal Balance of the Class A Certificates immediately prior to such
                           Distribution Date over (y) the lesser of (A) the product of (i) (x) on any Distribution
                           Date on and after the Distribution Date in November 2008 but prior to the Distribution Date in November 2011, approximately [78.36]% and (y) on the Distribution Date in November 2011
                           and thereafter [82.69]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period and (B) the aggregate principal balance of the
                           Mortgage Loans as of the last day of the related due period minus approximately
                           $[2,514,333].

Class M-1 Principal
Distribution Amount:       The Class M-1 Principal Distribution Amount is an amount equal to the excess of (x)
                           the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates
                           (after taking into account the payment of the Class A Principal Distribution Amount on such
                           Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates
                           immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i)
                           (x) on any Distribution Date on and after the Distribution Date in November 2008 but prior to the Distribution Date in November 2011, approximately [85.22]% and (y) on the
                           Distribution Date in November 2011 and thereafter [88.18]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period minus approximately $[2,514,333].

Class M-2 Principal
Distribution Amount:       The Class M-2 Principal Distribution Amount is an amount equal to the excess of (x)
                           the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates and
                           Class M-1 Certificates (after taking into account the payment of the Class A and Class M-1
                           Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate
                           Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) (x) on any Distribution Date on and after the
                           Distribution Date in November 2008 but prior to the Distribution Date in November 2011, approximately [88.29]% and (y) on the Distribution Date in November 2011 and thereafter
                           [90.63]% and (ii) the aggregate principal balance of the Mortgage Loans as of



 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s). The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc.
  This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
   "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the
  Securities and Exchange Commission, because they contain important information. The information herein regarding the underlying assets supersedes information contained in any prior materials regarding the underlying assets. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.
The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.




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


ABX                                                                                                    Computational Materials for
                                                                                                    Alternative Loan Trust 2005-61
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
                           the last day of the related due period and (B) the aggregate principal balance of the
                           Mortgage Loans as of the last day of the related due period minus approximately
                           $[2,514,333].

Class M-3 Principal
Distribution Amount:       The Class M-3 Principal Distribution Amount is an amount equal to the excess of (x)
                           the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates,
                           Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A,
                           Class M-1, and Class M-2 Principal Distribution Amounts on such Distribution Date) and (ii)
                           the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such
                           Distribution Date over (y) the lesser of (A) the product of (i) (x) on any Distribution
                           Date on and after the Distribution Date in November 2008 but prior to the Distribution Date in November 2011, approximately [93.43]% and (y) on the Distribution Date in November 2011
                           and thereafter [94.74]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period and (B) the aggregate principal balance of the
                           Mortgage Loans as of the last day of the related due period minus approximately
                           $[2,514,333].

Class M-4 Principal
Distribution Amount:       The Class M-4 Principal Distribution Amount is an amount equal to the excess of (x)
                           the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates,
                           Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts on such
                           Distribution Date) and (ii) the Certificate Principal Balance of the Class M-4 Certificates
                           immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i)
                           (x) on any Distribution Date on and after the Distribution Date in November 2008 but prior to the Distribution Date in November 2011, approximately [96.37]% and (y) on the
                           Distribution Date in November 2011 and thereafter [97.10]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period minus approximately $[2,514,333].

Class M-5 Principal
Distribution Amount:       The Class M-5 Principal Distribution Amount is an amount equal to the excess of (x)
                           the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates,
                           Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal
                           Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance
                           of the Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) (x) on any Distribution Date on and after the Distribution
                           Date in November 2008 but prior to the Distribution Date in November 2011, approximately
                           [97.35]% and (y) on the Distribution Date in November 2011 and thereafter [97.88]% and (ii)
                           the aggregate principal balance of the Mortgage Loans as of the last day of the related due period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period minus approximately $[2,514,333].

Class M-6 Principal
Distribution Amount:       The Class M-6 Principal Distribution Amount is an amount equal to the excess of (x)
                           the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates,
                           Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class
                           M-5 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate
                           Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) (x) on any Distribution Date on and after the
                           Distribution Date in November 2008 but prior to the Distribution Date in November 2011, approximately [98.63]% and (y) on the Distribution Date in November 2011 and thereafter
                           [98.90]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period minus approximately $[2,514,333].


 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s). The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc.
  This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
   "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the
  Securities and Exchange Commission, because they contain important information. The information herein regarding the underlying assets supersedes information contained in any prior materials regarding the underlying assets. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.
The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.






ABX                                                                                                    Computational Materials for
                                                                                                    Alternative Loan Trust 2005-61
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
Stepdown Date:             The earlier to occur of (i) the first Distribution Date on which the aggregate
                           Certificate Principal Balance of the Class A Certificates has been reduced to zero and (ii)
                           the later to occur of (A) the Distribution Date in November 2008 and (B) the date that the credit enhancement percentage (calculated for this purpose only after taking into account distributions of principal on the Mortgage Loans, but prior to any distributions of the
                           Principal Distribution Amount, to the holders of the certificates then entitled to distributions of principal on such Distribution Date) is greater than or equal to (a) on any Distribution Date prior to the Distribution Date in November 2011 [21.64]% and (b) on
                           the Distribution Date in November 2011 and thereafter [17.31]% .

Trigger Events:            With respect to any Distribution Date on or after the Stepdown Date, a Trigger Event is in effect if:

                           (a)  the percentage obtained by dividing (x) the aggregate principal balance of Mortgage
                                Loans delinquent 60 days or more (including Mortgage Loans in foreclosure, Mortgage Loans with respect to which the related mortgaged properties have been acquired by the Trust and
                                Mortgage Loans discharged due to bankruptcy) by (y) the aggregate principal balance of the
                                Mortgage Loans, in each case, as of the last day of the previous calendar month, exceeds
                                [27.00]% of the Credit Enhancement Percentage for the prior Distribution Date as specified in the Pooling and Servicing Agreement for the most senior class of Certificates then outstanding; or

                           (b)  the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related due period divided by the aggregate principal balance of the
                                Mortgage Loans as of the Cut-off Date exceeds the approximate applicable percentages set forth below with respect to such Distribution Date:

                                    Distribution Date Occurring In              Percentage
                                    ------------------------------              ----------
                                    November 2007 through October 2008             [0.45]%
                                    November 2008 through October 2009             [0.85]%
                                    November 2009 through October 2010             [1.20]%
                                    November 2010 through October 2011             [1.65]%
                                    November 2011 and thereafter                   [1.80]%

Net Funds Cap:             With respect to each Distribution Date and each class of certificates, an annual rate equal to the product of (a) the minimum of (i) the weighted average adjusted net mortgage rate of the Mortgage Loans as of the first day of the related collection period (not including for this purpose any Mortgage Loans for which prepayments in full have been received and distributed in the month prior to the Distribution Date) and (ii) the product of (x) available funds on the underlying mortgage loans and (y) a fraction, the numerator of which is 12 and the denominator which is the aggregate balance of the mortgage loans at the beginning of the related collection period and (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date.

Reserve Fund:              The trust will have the benefit of a reserve fund for the first Distribution Date that will be used to cover any interest shortfalls due to teaser rates on the underlying collateral lower than the initial coupons on the certificates.

Adjusted Net
Mortgage Rate:             With respect to any Distribution Date, the "Adjusted Net Mortgage Rate" for each Mortgage Loan and any Distribution Date is the Mortgage Rate thereof as of the due date occurring in the month preceding the month of the Distribution Date (after giving effect to principal prepayments in the prepayment period related to that prior due date) less the related master servicing fee rate, the trustee fee rate as provided in the pooling and servicing agreement and any lender paid mortgage insurance premiums for such Mortgage Loan (expressed as a per annum percentage of its stated principal balance). The "Weighted Average Adjusted
                           Net Mortgage Rate" for any Distribution Date means the average of the Adjusted Net Mortgage
                           Rate of each Mortgage Loan, weighted on the basis of its



 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s). The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc.
  This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
   "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the
  Securities and Exchange Commission, because they contain important information. The information herein regarding the underlying assets supersedes information contained in any prior materials regarding the underlying assets. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.
The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.






ABX                                                                                                    Computational Materials for
                                                                                                    Alternative Loan Trust 2005-61
-----------------------------------------------------------------------------------------------------------------------------------


                           stated principal balance as of the due date occurring in the month preceding the month of the Distribution Date (after giving effect to principal prepayments in the prepayment period related to that prior due date).

Payment on the Notes:      Available funds from the Mortgage Loans will be distributed in the following order of priority:

                           A)  On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect:
                           1)  Sequentially, interest up to the net funds cap and accumulated interest shortfalls, distributed pro-rata amongst the Class A Certificates, then to the Class M-1, Class M-2,
                               Class M-3, Class M-4, Class M-5 and Class M-6 Certificates;
                           2)  Pro-rata, principal up to the principal remittance amount to the Class A-1, Class A-2,
                               Class A-3 Certificates until their certificate principal balances have been reduced to zero;
                           3)  Sequentially, principal up to the principal remittance amount to the Class M-1, Class
                               M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates until their certificate principal balances have been reduced to zero;
                           4)  Sequentially, any deferred amounts to the Class A-1, Class A-2, Class A-3, Class M-1,
                               Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates;
                           5)  Sequentially, basis risk shortfalls and accumulated basis risk shortfalls, distributed pro-rata amongst the Class A Certificates, then to the Class M-1, Class M-2, Class M-3,
                               Class M-4, Class M-5 and Class M-6 Certificates; and
                           6)  Any remaining funds to the Class C Certificates.

                           B)  On each Distribution Date (a) on or after the Stepdown Date or (b) on which a Trigger
                               Event is not in effect:
                           1)  Sequentially, interest up to the net funds cap and accumulated interest shortfalls, distributed pro-rata amongst the Class A Certificates, then to the Class M-1, Class M-2,
                               Class M-3, Class M-4, Class M-5 and Class M-6 Certificates;
                           2)  Pro-rata, principal to the Class A-1, Class A-2, Class A-3 Certificates up to the Class
                               A Principal Distribution Amount;
                           3)  Sequentially, principal to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and
                               Class M-6 Certificates up to their respective principal distribution amounts;
                           4)  Sequentially, any deferred amounts to the Class A-1, Class A-2, Class A-3, Class M-1,
                               Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates;
                           5)  Sequentially, basis risk shortfalls and accumulated basis risk shortfalls, distributed pro-rata amongst the Class A Certificates, then to the Class M-1, Class M-2, Class M-3,
                               Class M-4, Class M-5 and Class M-6 Certificates; and
                           6)  Any remaining funds to the Class C Certificates.



 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s). The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc.
  This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
   "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the
  Securities and Exchange Commission, because they contain important information. The information herein regarding the underlying assets supersedes information contained in any prior materials regarding the underlying assets. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.
The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.






ABX                                                                                                    Computational Materials for
                                                                                                    Alternative Loan Trust 2005-61
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                               WEIGHTED AVERAGE LIFE TABLE TO OPTIONAL TERMINATION DATE
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Class A-1 Certificates      10 CPR        15 CPR         20 CPR        25 CPR        30 CPR         40 CPR        50 CPR
------------------------------------------------------------------------------------------------------------------------------
Wtd. Avg. Life               7.76          5.33           3.93          3.06          2.46           1.68          1.18
Principal Window
(months)                   1 - 223        1 - 162       1 - 123        1 - 98        1 - 80         1 - 57        1 - 41
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Class A-3 Certificates      10 CPR        15 CPR         20 CPR        25 CPR        30 CPR         40 CPR        50 CPR
------------------------------------------------------------------------------------------------------------------------------
Wtd. Avg. Life               7.76          5.33           3.93          3.06          2.46           1.68          1.18
Principal Window
(months)                   1 - 223        1 - 162       1 - 123        1 - 98        1 - 80         1 - 57        1 - 41
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Class M-2 Certificates      10 CPR        15 CPR         20 CPR        25 CPR        30 CPR         40 CPR        50 CPR
------------------------------------------------------------------------------------------------------------------------------
Wtd. Avg. Life              12.99          9.34           7.30          5.90          4.88           3.81          3.41
Principal Window
(months)                   85 - 223      74 - 162       54 - 123      41 - 98        37 - 80       39 - 57        41 - 41
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Class M-3 Certificates      10 CPR        15 CPR         20 CPR        25 CPR        30 CPR         40 CPR        50 CPR
------------------------------------------------------------------------------------------------------------------------------
Wtd. Avg. Life              12.99          9.33           7.29          5.89          4.88           3.77          3.37
Principal Window
(months)                   85 - 223      73 - 162       54 - 123      41 - 98        37 - 80       38 - 57        39 - 41
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Class M-4 Certificates      10 CPR        15 CPR         20 CPR        25 CPR        30 CPR         40 CPR        50 CPR
------------------------------------------------------------------------------------------------------------------------------
Wtd. Avg. Life              12.66          9.05           7.07          5.72          4.79           3.69          3.24
Principal Window
(months)                   85 - 223      73 - 162       54 - 123      41 - 98        37 - 80       37 - 57        38 - 41
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Class M-5 Certificates      10 CPR        15 CPR         20 CPR        25 CPR        30 CPR         40 CPR        50 CPR
------------------------------------------------------------------------------------------------------------------------------
Wtd. Avg. Life              11.66          8.26           6.47          5.33          4.51           3.40          3.13
Principal Window
(months)                   85 - 181      73 - 128       54 - 97       41 - 76        37 - 70       37 - 49        37 - 38
------------------------------------------------------------------------------------------------------------------------------










 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s). The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc.
  This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
   "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the
  Securities and Exchange Commission, because they contain important information. The information herein regarding the underlying assets supersedes information contained in any prior materials regarding the underlying assets. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.
The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.






ABX                                                                                                    Computational Materials for
                                                                                                    Alternative Loan Trust 2005-61
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                       WEIGHTED AVERAGE LIFE TABLE TO MATURITY
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Class A-1 Certificates      10 CPR        15 CPR         20 CPR        25 CPR        30 CPR         40 CPR        50 CPR
------------------------------------------------------------------------------------------------------------------------------
Wtd. Avg. Life               8.14          5.71           4.25          3.31          2.67           1.83          1.28
Principal Window
(months)                   1 - 345        1 - 309       1 - 256       1 - 210        1 - 174       1 - 124        1 - 93
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Class A-3 Certificates      10 CPR        15 CPR         20 CPR        25 CPR        30 CPR         40 CPR        50 CPR
------------------------------------------------------------------------------------------------------------------------------
Wtd. Avg. Life               8.14          5.71           4.25          3.31          2.67           1.83          1.28
Principal Window
(months)                   1 - 345        1 - 309       1 - 256       1 - 210        1 - 174       1 - 124        1 - 93
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Class M-2 Certificates      10 CPR        15 CPR         20 CPR        25 CPR        30 CPR         40 CPR        50 CPR
------------------------------------------------------------------------------------------------------------------------------
Wtd. Avg. Life              13.57          9.86           7.72          6.23          5.16           4.05          3.78
Principal Window
(months)                   85 - 278      74 - 212       54 - 164      41 - 131      37 - 107       39 - 76        42 - 61
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Class M-3 Certificates      10 CPR        15 CPR         20 CPR        25 CPR        30 CPR         40 CPR        50 CPR
------------------------------------------------------------------------------------------------------------------------------
Wtd. Avg. Life              13.34          9.63           7.53          6.08          5.04           3.96          3.56
Principal Window
(months)                   85 - 265      73 - 199       54 - 153      41 - 122      37 - 100       38 - 73        39 - 57
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Class M-4 Certificates      10 CPR        15 CPR         20 CPR        25 CPR        30 CPR         40 CPR        50 CPR
------------------------------------------------------------------------------------------------------------------------------
Wtd. Avg. Life              12.66          9.05           7.08          5.72          4.79           3.72          3.27
Principal Window
(months)                   85 - 227      73 - 165       54 - 126      41 - 100       37 - 81       37 - 63        38 - 46
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Class M-5 Certificates      10 CPR        15 CPR         20 CPR        25 CPR        30 CPR         40 CPR        50 CPR
------------------------------------------------------------------------------------------------------------------------------
Wtd. Avg. Life              11.66          8.26           6.47          5.33          4.51           3.40          3.13
Principal Window
(months)                   85 - 181      73 - 128       54 - 97       41 - 76        37 - 70       37 - 49        37 - 38
------------------------------------------------------------------------------------------------------------------------------















 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s). The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc.
  This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
   "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the
  Securities and Exchange Commission, because they contain important information. The information herein regarding the underlying assets supersedes information contained in any prior materials regarding the underlying assets. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.
The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.






ABX                                                                                                    Computational Materials for
                                                                                                    Alternative Loan Trust 2005-61
-----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                            EFFECTIVE NET FUNDS CAP TABLE*
----------------------------------------------------------------------------------------------------------------

----------------------------------- --------------------------------- ------------------------------------------
  Period      Net Funds Cap (%)       Period       Net Funds Cap (%)       Period      Net Funds Cap (%)
    1               4.44**              36               9.55                71               9.24
    2                8.19               37               9.24                72               9.55
    3                8.42               38               9.55                73               9.24
    4                9.16               39               9.24                74               9.55
    5               10.23               40               9.24                75               9.24
    6                9.24               41              10.23                76               9.24
    7                9.55               42               9.24                77               9.88
    8                9.24               43               9.55                78               9.24
    9                9.55               44               9.24                79               9.55
    10               9.24               45               9.55                80               9.24
    11               9.24               46               9.24                81               9.55
    12               9.55               47               9.24                82               9.24
    13               9.24               48               9.55                83               9.24
    14               9.55               49               9.24                84               9.55
    15               9.24               50               9.55                85               9.24
    16               9.24               51               9.24                86               9.55
    17              10.23               52               9.24                87               9.24
    18               9.24               53              10.23                88               9.24
    19               9.55               54               9.24                89              10.23
    20               9.24               55               9.55                90               9.24
    21               9.55               56               9.24                91               9.55
    22               9.24               57               9.55                92               9.24
    23               9.24               58               9.24                93               9.55
    24               9.55               59               9.24                94               9.24
    25               9.24               60               9.55                95               9.24
    26               9.55               61               9.24                96               9.55
    27               9.24               62               9.55                97               9.24
    28               9.24               63               9.24                98               9.55
    29               9.88               64               9.24
    30               9.24               65              10.23              -----------------------------------
    31               9.55               66               9.24
    32               9.24               67               9.55
    33               9.55               68               9.24
    34               9.24               69               9.55
    35               9.24               70               9.24
---------------------------------------------------------------------


*   Assumes each underlying collateral index value remains constant at 10.00% per annum and at the Pricing Prepayment Speed to the Optional Termination date.
**  Includes the benefit of a reserve fund to cover period 1 interest short falls due to teaser rates on the underlying collateral.








 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s). The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc.
  This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
   "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the
  Securities and Exchange Commission, because they contain important information. The information herein regarding the underlying assets supersedes information contained in any prior materials regarding the underlying assets. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.
The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.




ABX                                                Computational Materials for
                                                Alternative Loan Trust 2005-61
-------------------------------------------------------------------------------




                              Contact Information


                    FOR ADDITIONAL INFORMATION PLEASE CALL:


    ---------------------------------------------------------------------------
                              UBS Securities LLC
    ---------------------------------------------------------------------------

                                  MBS Finance

              Sameer Tikoo                                   (212) 713-2952


                            MBS Trading/Structuring

              Brian Bowes                                    (212) 713-2860
              David Rashty                                   (212) 713-2860
              Margarita Genis                                (212) 713-2860
     --------------------------------------------------------------------------












 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s).
The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein regarding the underlying assets supersedes information contained in any prior materials regarding the underlying assets. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.